SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                 August 1, 1997




                                   PACIFICORP

             (Exact name of registrant as specified in its charter)

    State of Oregon                  1-5152                    93-0246090
(State of Incorporation)           (Commission              (I.R.S. Employer
                                     File No.)             Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                97232-4116
(Address of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code:
                                 (503) 731-2000



                                    No Change
          (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS

     Information contained in the news release of PacifiCorp issued on August 1, 1997 is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit.

         99. PacifiCorp news release issued August 1, 1997.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PACIFICORP
                                       (Registrant)



                                       By: RICHARD T. O'BRIEN
                                           -------------------------------------
                                           Richard T. O'Brien
                                           Senior Vice President and
                                           Chief Financial Officer


Date:  August 4, 1997

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